Exhibit 10.18








                          Rules of the
                          Austar United Communications
                          Executive Share Option Plan





























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                  Contents


1 The Plan                                                                     2


2 Definitions                                                                  2


3 Eligibility                                                                  4


4 Participation                                                                5


5 Grant of Options                                                             5


6 Exercise of Options                                                          6


7 Cessation of Employment and lapsing of Options                               7


8 Changes in Circumstances                                                     7


9 Amendment                                                                    8


10 Powers of the Board                                                         8


11 Powers of the Administrator                                                 9


12 Contracts of Employment and Other Employment Rights                         9


13 Connection with other plans                                                 9


14 Notices                                                                     9


15 General                                                                    10


16 Plan Costs                                                                 10


17 Overseas Eligible Executives                                               10


18 Governing Law                                                              10



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                  Rules of the


                  Austar United Communications Executive Share Option Plan




1     The Plan
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      The purpose of the Austar  United  Communications  Executive  Share Option
      Plan is to provide Eligible Executives with an incentive to remain with the Group and to improve the longer term performance of the Company and return to its shareholders.



2     Definitions
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2.1   In these rules, unless the contrary intention appears:

      Administrator means the person (if any) selected by the Board to carry out the day to day administration of the Plan as contemplated by rule 11.1.

      Application Form means the form that the Board determines is to be used by Eligible Executives to apply for Options under the Plan;

      ASX means the Australian Stock Exchange Limited;

      Board means the board of directors of the Company or a committee appointed by the board of directors;

      Capital Event means any of the following:

          (a) an offer is made by a person for the whole of the issued ordinary share capital of the Company (or such part thereof as is not at the time owned by the offeror or any person acting in concert with the offeror) and after announcement of the offer the offeror (being a person who did not Control the Company prior to the offer) acquires Control of the Company;

          (b) any other event occurs which causes a change in Control of the Company; or

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          (c)  any other  event  which the  Board in its  discretion  reasonably considers should be regarded as a Capital Event;


      Certificate means, in respect of an Option, the certificate or statement in such form as the Board may approve from time to time, issued to the Participant which discloses the number of Options entered in the register of Option holders in respect of the Participant.

      Company means Austar United Communications Limited;

      Control means, in relation to the Company either:

          (a) the holding of more than one half of the issued share capital of the Company; or

          (b) the ability to control the composition of a majority of the Board.

      Disposal Restriction means the restrictions (if any) determined by the Board that are required to be satisfied before a Share acquired as a result of the exercise of an Option by the Participant can be sold, transferred or otherwise dealt with by a Participant;

      Eligible Executives means an employee (or a director including a director employed in an executive capacity or a non-executive director) of the Group who is declared by the Board to be an Eligible Executive for the purposes of the Plan and any other person who is declared by the Board to be Eligible Executives for the purposes of the Plan;

      Exercise Condition means the requirement that unexercised Options granted shall not be exercisable immediately but shall vest in equal proportions over the forty-eight calendar months following the grant or such other vesting conditions (if any) determined by the Board that are required to be satisfied before an Option can be exercised;

      Exercise Period means the period in which an Option may be exercised as set out in the Application Form, as varied in accordance with rule 7;

      Forfeiture Condition means the conditions (if any) determined by the Board that if satisfied shall result in any Option of the Participant lapsing;

      Group means the Company and its Subsidiaries;


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      Liquidation means the passing of a resolution for voluntary winding up, or the making of an order for the compulsory winding up of the Company;

      Listing Rules means the official listing rules of the ASX;

      Option means a right to subscribe for or acquire a Share;

      Participant means an Eligible Executive who holds one or more Options, and in the event of their death, their executor, administrator or other legal personal representative;

      Plan means the Austar United Communications Executive Share Option Plan established and operated in accordance with these rules;

      Share means a fully paid ordinary share in the capital of the Company;

      Subsidiary means a body corporate which is a subsidiary of the Company for the purposes of Part 1.2, Division 6 of the Corporations Law;

      Vested Option means an Option in respect of which all Exercise Conditions have been met or which are otherwise immediately exercisable (including as contemplated by rule 6.3); and

      Year means the period of twelve calendar months commencing on 1 July each year or such other period as the Board determines at its discretion.

2.2   In these rules, unless the context otherwise requires:

      (a)   words of one gender include the other genders;

      (b)   words importing the singular include the plural and vice versa;

      (c) reference to a person includes the legal personal representatives, successors and assigns of that person and also corporations and other entities recognised by law;

      (d)   a reference to the  Company's  Constitution  includes a reference to
            any  provision  having   substantially  the  same  effect  which  is
            substituted for or replaces the Consitution;

      (e)   a  reference  to  applicable   law  includes   applicable   laws  of
            jurisdictions within or outside Australia and the Listing Rules of ASX;

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      (f)   references  to any law includes  that law as amended,  re-enacted or replaced and any law that supersedes that law;

      (g) a reference to a "rule" or "these rules" is to the rule of these rules (as the case may be) as amended from time to time; and

      (h)   headings   are  for   convenience   only  and  do  not   affect  the
            interpretation of these rules.



3     Eligibility
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      The Board may determine at any time that any Eligible  Executive shall not participate in the Plan if the Eligible Executive's participation would be unlawful.



4     Participation
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4.1   Subject to these rules, each Eligible  Executive as nominated by the Board shall be invited to complete an Application Form to receive Options.

4.2 The Board shall give each Eligible Executive the following information relevant to the Options together with the Application Form:

      (a)   the date of grant or intended date of grant;

      (b)   the total number of Options to be granted to the Eligible Executive;

      (c)   the Exercise Period;

      (d)   the exercise price or the method of determining the exercise price;

      (e)   the Exercise Conditions attaching to the Options (if any);

      (f) the Disposal Restrictions attaching to the Options or any Shares issued on exercise (if any);

      (g) the Forfeiture Conditions attaching to the Options or any Shares issued on exercise (if any);

      (h) any other terms and conditions relating to the grant which, in the opinion of the Board, are fair and reasonable but not inconsistent with these rules;

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      (i)   in respect of the  initial  grant made to an Eligible  Executive,  a summary, or a copy of these rules; and

      (j) any other information or documents required to be notified by the Corporations Law or the Listing Rules.



5     Grant of Options
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5.1   The Board may grant Options to Eligible  Executives  upon  acceptance of a duly signed and completed Application Form.

5.2 Unless otherwise determined by the Board, no payment shall be required for the grant of Options.

5.3 An Option granted under the Plan shall not be capable of being transferred by the Participant.

5.4 A grant of Options under this rule 5 must not result in the aggregate number of Shares:

          (a) in respect of which Options have been issued but not yet exercised in accordance with these rules;

          (b) which have been issued or transferred to Participants upon the exercise of Options in accordance with these rules;

          in the preceding five years exceeding six per cent of the number of issued ordinary shares in the Company.

5.5 The Company must issue a Certificate to a Participant in respect of the Options granted to that Participant. The Company must comply with the Constitution, the Listing Rules and the Corporations Law with respect to the issue of the Certificate.

5.6 By completing and returning the Application Form, a Participant agrees to be bound by the terms of the Application Form, these rules and the Company's Constitution.

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6     Exercise of Options
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6.1   The  exercise  of any Option  granted  under the Plan shall be effected in such form and manner as the Board may prescribe.

6.2 Subject to rule 6.3, an Option granted under the Plan may not be exercised unless the Exercise Conditions have been met.

6.3 Unless the Board determines otherwise, unexercised Options shall vest and be exercisable whether or not any Exercise Conditions have been met immediately upon the occurring of a Capital Event.

6.4 Subject to rule 7, a Vested Option of a Participant granted by the Company may only be exercised within the Exercise Period, (such period not to extend beyond ten years from the date of grant.)

6.5 Upon exercise of an Option by a Participant, the Company shall, within such time as the Board in its discretion determines, allot, issue or procure the transfer to a Participant of the number of Shares in respect of which the Option has been exercised.

6.6 Shares issued under the Plan shall rank equally with all other existing Shares in all respects including voting rights and entitlement to participate in dividends and in future rights and bonus issues.

6.7 The Company must apply for quotation on the ASX of Shares issued or allotted on the exercise of Options as soon as practicable after issue or allotment.



7     Cessation of Employment and lapsing of Options
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7.1   If a Participant's employment or directorship with the Group ceases within six months of grant of Options (including in the circumstances set out in rules 7.2 and 7.3), or if such a Participant's employment is terminated for cause at any time, all Options which have not then been exercised shall lapse.

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7.2   If a  Participant's  employment or  directorship  ceases due to the person becoming disabled, all Vested Options at the date of cessation are exercisable in the 12 months following cessation (and the Exercise Period is amended accordingly), and all other Options immediately lapse.

7.3 If a Participant's employment or directorship ceases due to death, all Vested Options at the date of cessation are exercisable by the
      Participant's estate in the 12 months following cessation (and the Exercise Period is amended accordingly), and all other Options immediately lapse.

7.4 If a Participant's employment or directorship ceases for any reason other than those contemplated by rules 7.1 to 7.3 inclusive, all Vested Options at the date of cessation are exercisable in the three months following cessation (and the Exercise Period is amended accordingly), and all other Options immediately lapse.

7.5   On Liquidation, all Options which are not Vested Options lapse.

7.6 If Options have not lapsed earlier in accordance with this rule 7, unexercised Options lapse at the end of the Exercise Period.



8     Changes in Circumstances
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8.1   Reconstruction

      In the event of any reconstruction (including consolidation, sub-division, reduction, capital return, buy back or cancellation) of the share capital of the Company the number of Options to which each Participant is entitled and/or the exercise price of the Options shall be reconstructed in accordance with the Listing Rules. Options shall be reconstructed in a manner which will not result in any additional benefits being conferred on Participants which are not conferred on shareholders of the Company.

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8.2   New Issue of Shares

      Subject to the Listing Rules, Participants are only entitled to participate in new issues of Shares to existing shareholders generally, if they have validly exercised their Options within the relevant Exercise Period and become Shareholders prior to the relevant record date, and are then only entitled to participate in relation to Shares of which they are the registered holder.



9     Amendment
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      Subject to the Listing Rules,  these rules may be amended or  supplemented by resolution of the Board including for the purposes of complying with any applicable legislation or the Listing Rules.



10    Powers of the Board
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10.1  The Plan shall be managed by the Board which shall have power to:


      (a) determine appropriate procedures for the administration of the Plan consistent with these rules;

      (b) resolve conclusively all questions of fact or interpretation arising in connection with the Plan;

      (c) exercise discretions expressly conferred on it by these rules or which may otherwise be required in relation to the Plan; and

      (d) delegate to any one or more persons (for such period and on such conditions as it may determine) the exercise of any of its powers or discretions arising under the Plan.

10.2  The Board may terminate or suspend the operation of the Plan at any time.

10.3  The Plan shall take effect on and from such date as the Board may resolve.


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10.4  In passing a resolution  to terminate or suspend the operation of the Plan or to add to or vary these rules, the Board must consider and endeavour to ensure that there is fair and equitable treatment as between all Participants.



11    Powers of the Administrator
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11.1  The Board may appoint an  Administrator  and may  determine  the terms and conditions of the Administrator's appointment. The Board may remove the Administrator.

11.2 The Administrator shall administer the Plan in accordance with these rules and any procedures determined by the Board and agreed to as between the Board and the Administrator.



12    Contracts of Employment and Other Employment Rights
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12.1  It is a condition  of these rules that the Plan may be  terminated  at any time at the discretion of the Board and that no compensation under any employment contract shall arise as a result.

12.2 The value of the Options shall not increase a Participant's income for the purpose of calculating any other employee benefits.

12.3 Participation in the Plan shall not confer on any Participant any right to future employment.



13    Connection with other plans
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      Unless the Board otherwise determines,  participation in the Plan does not affect, and is not affected by, participation in any other incentive or other plan operated by the Company unless the terms of that other plan provide otherwise.

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14    Notices
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      Any notice or direction  given under these rules is validly given if it is handed to the person concerned or sent by ordinary prepaid post to the person's last known address or given in any reasonable manner which the Board from time to time determines.



15    General
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      Notwithstanding  any rule, Shares may not be issued,  transferred or dealt with under the Plan if to do so would contravene the Corporations Law, the Listing Rules, or any other applicable laws.



16    Plan Costs
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16.1  Unless  otherwise  determined  by the  Board,  the  Company  shall pay all expenses, costs and charges in relation to the establishment and operation of the Plan, including all costs incurred in or associated with an allotment, issue or purchase of Shares for the purposes of enabling Participants to exercise Options granted to them under the Plan.



17    Overseas Eligible Executives
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      The Company at the Board's discretion may:

      (a) grant options to Eligible Executives who are resident outside of Australia; and

      (b) make regulations for the operation of the Plan which are not inconsistent with these rules to apply to Eligible Executives and Participants who are resident outside of Australia.



18    Governing Law
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      The laws of New South Wales, Australia, govern these rules.